SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PRO-DEX, INC.

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2361 McGaw Avenue

Irvine, California 92614

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 5, 2011

To the Shareholders of Pro-Dex, Inc.:

The Annual Meeting of Shareholders of Pro-Dex, Inc. will be held at our headquarters, 2361 McGaw Avenue, Irvine, California, on Monday, December 5, 2011, at 8:00 a.m. Pacific Standard Time, for the following purposes:

1.

To elect five persons to serve as our directors for a term of one year each. The nominees for election to our Board of Directors are named in the attached Proxy Statement, which is part of this Notice.

2.	To approve the Pro-Dex, Inc. Second Amended and Restated 2004 Stock Option Plan.

3.	To approve the Pro-Dex, Inc. Amended and Restated 2004 Directors’ Stock Option Plan.

4.	To ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2012.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 10, 2011, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, your vote is important. In an effort to facilitate the voting process, we are pleased to avail ourselves of Securities and Exchange Commission, or SEC, rules that allow proxy materials to be furnished to shareholders on the Internet. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was mailed to you on or about October 26, 2011, or, if you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone. Your promptness in voting by proxy will assist in its expeditious and orderly processing and will assure that you are represented at the Annual Meeting. If you vote by proxy, you may nevertheless attend the Annual Meeting and vote your shares in person.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 26, 2011, OR, IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

By Order of the Board of Directors,

PRO-DEX, INC.

/s/ Harold A. Hurwitz

Corporate Secretary

2361 McGaw Avenue

Irvine, California 92614

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 5, 2011

PROXY STATEMENT

SOLICITATION OF PROXIES

The Board of Directors (“Board”) of Pro-Dex, Inc. has made these materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our Annual Meeting of Shareholders to be held at Pro-Dex’s headquarters, 2361 McGaw Avenue, Irvine, California, on Monday, December 5, 2011, at 8:00 a.m. Pacific Standard Time, and at any and all adjournments or postponements thereof. Shareholders are requested to promptly vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, which was mailed to you on or about October 26, 2011. If you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone. All shares represented by each properly submitted and unrevoked proxy received on the Internet or by telephone prior to 11:59 p.m. Eastern Standard Time on Friday, December 2, 2011, or by proxy card prior to or at the Annual Meeting will be voted in the manner specified therein, and if no direction is indicated, “for” each director nominee (except in the case of broker non-votes) and “for” each of the other proposals described on the proxy card.

Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to our Secretary prior to or at the Annual Meeting, by voting again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to 11:59 p.m. Eastern Standard Time on Friday, December 2, 2011, will be counted), by submitting prior to or at the Annual Meeting a later dated proxy card executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person submitting the prior proxy.

Any shareholder who owns shares in street name and would like to vote in person at the Annual Meeting should inform his or her broker bank of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting and valid picture identification such as a driver’s license or passport in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned Pro-Dex stock as of the record date. Upon submission of proper identification and ownership documentation, we will be able to admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his or her shares at the Annual Meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder’s vote will not be counted unless he or she appears at the Annual Meeting and votes in person.

Our Board does not presently intend to bring any business before the Annual Meeting other than the proposals referred to in this proxy statement and specified in the accompanying Notice of Meeting. So far as is known to our Board, no other matters are to be brought before the Annual Meeting. However, if any other matters are presented properly for action at the Annual Meeting or at any adjournments or postponements thereof, it is intended that the proxies will be voted with respect thereto by the proxy holders in accordance with the instructions and at the discretion of our Board or a properly authorized committee thereof.

This proxy statement, the accompanying proxy card, our Annual Report on Form 10-K and a letter to shareholders are being made available on the Internet at www.proxyvote.com through the notice and access process to our shareholders on or about October 26, 2011. We will bear the cost of soliciting proxies pursuant to this proxy statement. The solicitation will be made through the Internet and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of our Common Stock. Further solicitation of proxies may be made by mail upon request, and telephone or oral communications with some shareholders. Our regular employees, who will not receive additional compensation for the solicitation, or a compensated proxy solicitation firm, will make such further solicitations.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 3,272,350 shares of our Common Stock outstanding at the close of business on October 10, 2011, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Under Colorado law, our Articles of Incorporation and our Bylaws, the holders of a majority of the total shares entitled to vote at the Annual Meeting, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be postponed or adjourned to allow additional time for obtaining additional proxies or votes. At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the reconvening of the Annual Meeting. Shares of our Common Stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

An “abstention” is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote. “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which: (i) the broker or nominee does not have discretionary voting power under applicable rules or the instruments under which it serves in such capacity and instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

Assuming a quorum is present, for Proposal 1 (the election of directors) the five nominees for director receiving the highest number of affirmative votes will be elected; votes withheld, broker non-votes and votes against a nominee have no practical effect. In matters other than election of directors and, assuming that a quorum is present for each matter, the matter will be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter. In such matters, abstentions and broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote. Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date. Votes cast at the Annual Meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the Annual Meeting.

Recommendations of our Board

Our Board recommends that our shareholders vote “for” each of the proposals described in this proxy statement and the accompanying Notice of Meeting.

THE PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of the record date, October 10, 2011, by (i) each person known by us to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of our current and nominated directors, (iii) each of the Named Executive Officers (as hereinafter defined), and (iv) all current and nominated directors and all of our Named Executive Officers as a group.

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percent of Common Stock Beneficially Owned(3)
First Wilshire Securities Management Inc. 1224 East Green Street Pasadena, CA 91106	328,708		10.0%
Ronald G. Coss 16 Fayence Newport Beach, CA 92657	301,293		9.2%
Nicolas Swenson 3033 Excelsior Blvd., Suite 560 Minneapolis, MN 55416	261,394		8.0%
Wedbush Inc. 1000 Wilshire Blvd Los Angeles, CA 90017	168,060		5.1%
GRT Capital Partners, L.L.C. GRT Deep Woods GP, L.L.C. 50 Milk Street, Floor 21 Boston, MA 02109	167,053		5.1%
Mark P. Murphy	226,489	(4)	6.9%
George J. Isaac	89,834	(4)	2.7%
Michael J. Berthelot	21,667	(4)	*
William L. Healey	26,667	(4)	*
David Holder	21,667	(4)	*
Harold A. Hurwitz(5)	9,167	(4)	*
Jeffrey J. Ritchey(6)	20,500		*

All Named Executive Officers, current directors and director nominees as a group (7 persons)	415,990	(4)	12.1%

*	Less than 1%.
1.	Unless otherwise indicated, the address is c/o Pro-Dex, Inc., 2361 McGaw Avenue, Irvine, California 92614.
2.

Unless otherwise indicated, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property and similar laws, where applicable.

3.

Applicable percentage ownership is based on 3,272,350 shares of Common Stock outstanding as of October 10, 2011. Any securities not outstanding but subject to warrants or options exercisable as of October 10, 2011, or exercisable within 60 days after such date, are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such warrants or options, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

4.

Includes shares of Common Stock issuable upon the exercise of warrants and options which were exercisable as of October 10, 2011, or exercisable within 60 days after October 10, 2011, as follows: Mr. Murphy, 29,444 shares; Mr. Isaac, 50,000 shares; Mr. Healey 26,667 shares; Mr. Holder, 21,667 shares; Mr. Berthelot, 21,667 shares; Mr. Hurwitz, 9,167 shares; and all current directors, director nominees and Named Executive Officers as a group, 158,611 shares.

5.	Mr. Hurwitz’s employment with us commenced October 4, 2010.
6.	Mr. Ritchey’s employment with us concluded October 5, 2010. The number of shares owned is based on Mr. Ritchey’s exercise of stock options subsequent thereto.

Proposal No. 1

ELECTION OF DIRECTORS

Current Board Structure and Director Terms

Our Board is currently composed of five members. All directors or their successor nominees stand for election each year.

Certain information with respect to each of the nominees who will be presented at the Annual Meeting by our Board for election as a director is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should that nominee become unavailable to serve, proxies will be voted for such other person as may be designated by our Board.

Unless the authority to vote for directors has been withheld in the proxy, the person named in the accompanying proxy intends to vote at the Annual Meeting for the election of each of the nominees presented below. In the election of directors, assuming a quorum is present, the five nominees for director receiving the highest number of votes cast at the Annual Meeting will be elected as our directors.

DIRECTORS

Set forth below is certain information with respect to our director nominees.

Name	Age	Position With Company
Michael J. Berthelot	61	Director	X	X	C
William L. Healey	66	Director and Chairman of the Board	X		X
David Holder	69	Director		C	X
George J. Isaac	66	Director	C	X
Mark P. Murphy	52	Director, Chief Executive Officer and President

(X)	Member of the Committee
(C)	Chairman of the Committee

Messrs. Berthelot, Healey, Holder and Isaac currently each qualify as an “independent director” as such term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and we expect that each will continue to qualify as an “independent director” if elected.

Our Board is of the opinion that the election to our Board of the director nominees identified herein, each of whom has consented to serve if elected, would be in our shareholders’ best interests.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE

NOMINEES NAMED BELOW.

Michael J. Berthelot (61), current director and nominee, has been the Chief Executive Officer of Cito Capital Corporation, a strategic consulting firm, since 2003, and is the founder and principal of Corporate Governance Advisors Inc., a consulting firm that provides corporate governance audits, performance evaluations, and advisory services to public company boards. From 1992 to 2003, he served as Chairman and Chief Executive

Officer of TransTechnology Corporation, a publicly traded multinational manufacturing firm, and from 2003 until July 2006, he continued to serve as its non-executive Chairman. Mr. Berthelot is a Certified Public Accountant and serves as a director of Fresh Del Monte Produce Inc. and on the boards of several privately held companies in the technology industry. He teaches corporate governance at the University of California, San Diego’s Rady School of Management’s MBA program. Mr. Berthelot has been a director of ours since 2009.

Mr. Berthelot brings the following experience, qualifications, attributes and skills to our Board:

•

Operating and management experience in manufacturing and distribution businesses, including experience as chief executive officer of a publicly traded multinational manufacturing and distribution business for 13 years;

•

Core management and leadership skills gained through experience overseeing and managing multinational operations at the director and chief executive officer levels, including experience in evaluating strategic development opportunities and challenges, risk management, senior leadership development, vendor and customer relationships, competitive and financial positioning and shareholder relationships;

•

Experience in financial reporting, taxation, accounting and financial controls, business combination transactions, divestiture, restructuring and international business operations, including training as a Certified Public Accountant;

•

Experience in governance matters through public and private directorships for more than 30 years, as a consultant on governance best practices and as a faculty member at a leading university, including experience with matters addressed by compensation, governance and audit committees; and

•	Independent of our management.

William L. Healey (66), current director and nominee, has been a private investor and business consultant since 2006. From 2002 to 2005, he served as President and Chief Executive Officer of Cal Quality Electronics, an electronics manufacturing company. Mr. Healey served as a private investor and consultant from 1999 to 2002. He served as Chairman of the Board of Directors of Smartflex Systems, an electronics manufacturing company, from 1996 to 1999 and as its President and Chief Executive Officer from 1989 to 1999. Prior to 1989, Mr. Healey served in a number of senior executive positions with Silicon Systems, including Senior Vice President of Operations. Mr. Healey also serves as a director of Microsemi Corporation and Sypris Solutions Inc. Mr. Healey has been a director of ours since 2007.

Mr. Healey brings the following experience, qualifications, attributes and skills to our Board:

•	20 years of senior-management-level experience in the semiconductor manufacturing industry, including experience in leading certain domestic and international manufacturing operations;

•	14 years of CEO-level experience in the electronics manufacturing services industry, including experience taking a manufacturing company public and participating in several corporate acquisitions;

•	15 years of board experience with five public companies including nine years as chairman or lead independent director; and

•	Independent of our management.

David Holder (69), current director and nominee, has been the Managing General Partner for Holder Capital Partners, a Southern California-focused early-stage, consulting practice since 1984. From 1997 to 2001, he served as founding venture partner for Mission Ventures, a venture capital fund. During his tenure at Mission Ventures, $288 million was raised in two funds. In addition to his Mission Ventures investments, he has personally invested in nineteen early-stage ventures and has four currently active portfolio investments. He has formerly served on the board of directors, or attended, as the venture capital representative, the board meetings of twelve venture-backed companies including Pyxis, TheraTx (Nasdaq: THTX, acquired by Vencor), MedicineNet, Covenant Care, WorkWell and Nexiant. Since 1997, until its acquisition in April 2011, he attended

Cogent Healthcare board meetings on behalf of Mission Ventures. He is an early investor and serves on the Senior Advisory Board of MedAssets Corporation (Nasdaq: MDAS) and has served as a member of several non-profit boards. Mr. Holder has been a director of ours since 2009.

Mr. Holder brings the following experience, qualifications, attributes and skills to our Board:

•	As the sales executive in the development of a fast growing public company, responsible for the simultaneous growth/business development of multiple product lines;

•	Significant experience regarding capital formation gained from personal venture investing, and institutional venture capital background;

•	Executive, sales and management experience, gained as original VP of Sales for Home Healthcare of America (later renamed Caremark);

•	General management/operations experience with Bergen Brunswig Corp. (now AmerisourceBergen);

•

Sales and management experience gained through positions in two divisions of a large public company, Baxter Laboratories, and subsequently as Director of Sales of a division of American Hospital Supply Corp.;

•

Knowledge and understanding of the latest capitalization, business development and marketing trends, from his current position as Managing General Partner for Holder Capital Partners, a Southern-California focused, early-stage, consulting practice;

•

As early investor in and current member of the Senior Advisory Board of a public, fast growth, middle market healthcare SaaS company, with a large provider client base of hospital IDNs and physician healthcare delivery networks; and

•	Independent of our management.

George J. Isaac (66), current director and nominee, is a Certified Public Accountant and has had his own certified public accounting firm since 2003. Mr. Isaac served as a consultant to us and our predecessor from 1978 until 1984, was our Chief Financial Officer from August 1995 to July 2002, and Secretary from July 2002 to October 2003. Mr. Isaac was a principal in the certified public accounting firm of Joseph B. Cohan and Associates, Worcester, Massachusetts from 1978 to 1995. Mr. Isaac is a director of Professional Sales Associates, Inc., a dental product sales organization, and Commerce Bank & Trust, and is a trustee of Becker College. Mr. Isaac has been a director of ours since 1995.

Mr. Isaac brings the following experience, qualifications, attributes and skills to our Board:

•	Financial management experience in serving as our chief financial officer for more than 11 years;

•	Leadership and industry experience in serving on the Board of Directors for a company in one of our target industries;

•	Experience in financial reporting, taxation, accounting and financial controls, business combination transactions, and governance as a Certified Public Accountant; and

•	Independent of our management.

Mark P. Murphy (52), current director and nominee, is our Chief Executive Officer and President. Mr. Murphy has held these positions since August 2006 and served as Chairman of our Board from January 2009 until December 2010. From September 1995 to August 2006, Mr. Murphy served in senior executive roles including Executive Vice President, Chief Financial Officer, Chief Operating Officer and a director of Kyocera Tycom Corporation, a manufacturing company that designs and sells precision cutting instruments, where he managed the firm’s 400 associates worldwide. Prior to Kyocera Tycom, Mr. Murphy was Chief Operating Officer and a director of Dynamotion Corporation and was with Arthur Young & Co’s audit and consulting practice. Mr. Murphy earned a B.A. in Business Administration and an M.B.A. in Finance from California State University at Fullerton. Mr. Murphy has been a director of ours since 2002.

Mr. Murphy brings the following experience, qualifications, attributes and skills to our Board:

•	Operating and management experience in manufacturing and distribution businesses, including experience as chief executive officer, chief operating officer and chief financial officer;

•

Core management and leadership skills gained through experience overseeing and managing business operations at the director and chief executive officer levels, including experience in evaluating strategic development opportunities and challenges, risk management, senior leadership development, vendor and customer relationships, competitive and financial positioning and shareholder relationships; and

•

Experience in financial reporting, taxation, accounting and financial controls, business combination transactions, divestiture, restructuring and international business operations, and was a Certified Public Accountant from 1983 to 2001.

BUSINESS EXPERIENCE OF KEY MANAGEMENT

Set forth below is information concerning our other non-director key management personnel.

Harold A. Hurwitz (59) was appointed our Treasurer, Chief Financial Officer and Secretary in October 2010. Between March 2010 and September 2010, Mr. Hurwitz served as an independent consultant. From April 2008 to February 2010, Mr. Hurwitz served as Chief Financial Officer and Vice President of Interventional Spine, Inc., a medical device company. Prior to joining Interventional Spine in April 2008, Mr. Hurwitz served as Principal Consultant with McDermott & Bull from December 2005 to March 2008. Mr. Hurwitz served as an independent consultant from December 2004 to December 2005, with his primary client during that time being Micro Therapeutics Inc. He was Chief Financial Officer of Micro Therapeutics Inc. from December 1997 to December 2004. Earlier in his career, Mr. Hurwitz was a Partner with Coopers & Lybrand L.L.P., where he was a Business Assurance Partner, Team Leader of its Orange County Medical Device Practice and an SEC Review Partner. He has a broad financial background that includes more than 30 years of public accounting and financial management experience. In addition, he has leadership experience in human resources and information technology, diversified fund raising and Sarbanes-Oxley compliance. Mr. Hurwitz holds a B.A. in Economics from the University of California, Los Angeles.

BOARD MEETINGS AND RELATED MATTERS

During the fiscal year ended June 30, 2011, our Board held eight meetings and acted once by unanimous written consent. The independent members met immediately after six of our Board meetings. The “independent directors” consists of all non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) serving on our Board from time to time. No director attended less than 75% of the aggregate of all meetings of our Board and all meetings of committees of our Board upon which he served.

Our Board has an Audit Committee that consists of three Board members, Messrs. Isaac (Chairman), Berthelot, and Healey. The Audit Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by our Board. The duties of the Audit Committee include meeting with our independent registered public accounting firm to review the scope of the annual audit and to review our quarterly and annual financial statements before the statements are released to our shareholders. The Audit Committee also evaluates the independent public accounting firm’s performance and appoints or replaces the independent public accounting firm subject, if applicable, to the consideration of shareholder ratification for the ensuing fiscal year. A copy of the Audit Committee’s current charter may be found at our website at www.pro-dex.com under “Investor Relations,” then “Governance,” and then “Audit Committee Charter.” The Audit Committee and Board have confirmed that the Audit Committee does and will continue to include at least three independent directors and has confirmed that

Mr. Isaac and Mr. Berthelot meet applicable SEC regulations for designation as an “Audit Committee Financial Expert” based upon their experience noted herein. The Audit Committee held six meetings during the fiscal year ended June 30, 2011.

Our Board has a Compensation Committee that consists of three Board members, Messrs. Holder (Chairman), Isaac, and Berthelot. The Compensation Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by our Board. A copy of the Compensation Committee’s current charter may be found at our website at www.pro-dex.com under “Investor Relations,” then “Governance,” and then “Compensation Committee Charter.” The Compensation Committee establishes compensation policies applicable to our executive officers. The Compensation Committee held twelve meetings during the fiscal year ended June 30, 2011.

Our Board has a Nominating/Corporate Governance Committee (“Nominating Committee”) that consists of three Board members, Messrs. Berthelot (Chairman), Holder, and Healey. The Nominating Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by our Board, a copy of which may be found at our website at www.pro-dex.com under “Investor Relations,” then “Governance,” and then “Charter of the Nominating/Corporate Governance Committee.” In such capacity, the Nominating Committee identifies and reviews the qualifications of candidate nominees to our Board.

The Nominating Committee works with our Board to determine the appropriate characteristics, skills, and experiences for our Board as a whole and its individual members with the objective of having a Board with diverse experience. The Nominating Committee believes that it is desirable that directors possess an understanding of our business environment and have the requisite knowledge, skills, expertise and diversity of experience such that our Board’s ability to manage and direct our affairs and business is enhanced. Additional considerations may include an individual’s capacity to enhance the ability of committees of our Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The Nominating Committee may receive candidate nomination suggestions from current Board members, our executive officers or other sources, which may be either unsolicited or in response to requests from our Board for such candidates. The Nominating Committee may also, from time to time, engage firms that specialize in identifying director candidates. Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, a member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on our Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that it might be evaluating for nomination to our Board. The Nominating Committee or other Board members may also contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. With the candidate’s consent, the Nominating Committee may also engage an outside firm to conduct background checks on the candidate as part of the evaluation process. The Nominating Committee’s evaluation process does not vary based on the source of the recommendation. The Nominating Committee held two meetings during the fiscal year ended June 30, 2011.

The Nominating Committee will consider candidate nominees for election as a director who are recommended by shareholders. Recommendations should be sent to our Secretary and should include the candidate’s name and qualifications and a statement from the candidate that he or she consents to being named in the proxy statement and will serve as a director if elected. In order for any such candidate to be considered for nomination and, if nominated, to be included in the proxy statement, such recommendation must be received by the Secretary not less than 120 days prior to the anniversary date of our proxy statement released to shareholders in connection with the previous year’s annual meeting of shareholders.

In compiling the list of our Board nominees appearing in this proxy statement, nominee referrals as well as nominee recommendations were received from existing directors and members of management—both solicited and unsolicited. No paid consultants were engaged by us, our Board or any of our Board’s committees for the purposes of identifying qualified, interested Board candidates.

FAMILY RELATIONSHIPS

There are no family relationships among our executive officers and directors.

BOARD LEADERSHIP STRUCTURE

Mr. Healey serves as Chairman of our Board and presides at all Board and shareholder meetings. Mr. Murphy is the Chief Executive Officer, serves as our primary spokesperson and, pursuant to our Bylaws, supervises our business, subject to the direction of our Board. The full Board annually assesses Mr. Murphy’s performance as Chief Executive Officer.

BOARD’S ROLE IN RISK OVERSIGHT

Our Board has an active role, as a whole and also at the committee level, in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee and management reports about such risks and their mitigation. Our Board believes the division of risk management responsibilities described above is an effective approach for evaluating and addressing the risks we face and that the structure allows our Board to exercise effective oversight of the actions of management.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is comprised of three independent directors: Messrs. Holder (Chairman), Berthelot, and Isaac.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least once each quarter and with greater frequency if necessary. The Compensation Committee met twelve times during the fiscal year ended June 30, 2011. The agenda for each meeting is usually developed by the Chairman of the Compensation Committee and our outside legal counsel with input from the other Committee members as well. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice, or otherwise participate in Compensation Committee meetings. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

The Compensation Committee engaged Compensia, Inc. (“Compensia”) as its independent compensation consultant for the year ended June 30, 2011. Over the course of its engagement, Compensia assisted the Compensation Committee in:

•	evaluating the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals;

•	refining our compensation strategy and developing and implementing an executive compensation program to execute that strategy; and

•	reviewing and suggesting modifications to our director compensation program.

As part of its engagement, the Compensation Committee directed Compensia to develop and update, as appropriate, a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Compensia also conducted individual interviews with members of senior management and the Compensation Committee to learn more about our business operations, strategy, key performance metrics and strategic goals, as well as the labor markets in which we compete. Compensia ultimately developed recommendations and metrics that were presented to the Compensation Committee for its consideration. We do not have any relationship or arrangement with Compensia other than the Compensation Committee’s contractual engagement of Compensia as its compensation consultant and Compensia provides no services to us other than those provided to the Compensation Committee.

The Compensation Committee makes its most significant determinations with respect to annual compensation, bonus awards, and new financial and other corporate performance objectives for executive compensation purposes, at one or more meetings held during the first quarter of the fiscal year for which the targets and compensation levels are applicable. The Compensation Committee generally makes determinations regarding the grant of annual equity incentive awards to our employees at the first meeting held following the Audit Committee’s approval of the Form 10-K Annual Report for the fiscal year just ended—generally the first quarter of the fiscal year. At various meetings throughout the year, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of, and any risks relating to, our compensation strategies, policies and practices, potential modifications to those strategies, policies and practices, and new trends, plans or approaches to compensation.

Generally, the Compensation Committee’s process consists of two related elements: (i) the determination of compensation levels and (ii) the establishment of financial and other corporate performance objectives in connection with our Annual Incentive and Long-Term Incentive Plans. Our Annual Incentive Plan provides for payment of cash bonuses to participants following the completion of a fiscal year subject to the attainment of certain performance goals. Our Long-Term Incentive Plan rewards long-term growth, profitability and total shareholder return by providing a vehicle through which our executive officers may receive stock-based compensation. For executive officers other than our CEO, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by our CEO. In the case of our CEO, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as equity awards to be granted. Our CEO may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. For all executive officers and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executive officers in various hypothetical scenarios, our stock performance data, analyses of historical executive compensation levels and our current compensation levels, and the recommendations of its independent compensation consultants, including analyses of executive and director compensation paid at other companies identified by its independent compensation consultants. Periodically, the Compensation Committee reviews all of our incentive compensation plans in order to evaluate the level of risk that such plans may encourage and, along with management’s report concerning such matters and their mitigation, to ensure that each plan is properly monitored and evaluated. The specific determinations of the Compensation Committee with respect to executive compensation for the fiscal year ended June 30, 2011 are described herein.

Compensation Committee Philosophy

Our compensation philosophy is predicated upon the following concepts:

•

We pay competitively. We are committed to providing a pay program that helps attract and retain highly qualified people in the industry. To ensure that pay is competitive, we compare our pay practices with those of other leading companies of similar size and location(s) and sets its pay parameters based on this review.

•

We pay for sustained performance. Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by our Board by reviewing the extent to which strategic and business plan goals are met, including such factors as revenues, operating profit and cash flow.

•

We strive for fairness in the administration of pay and to achieve a balance of the compensation paid to a particular individual as compared to the compensation paid to both our executives and executives at comparable companies.

•	We believe that employees should understand the performance evaluation and pay administration process.

The Compensation Committee believes that it is important that our executives be compensated in a manner that closely links compensation with performance and yet does not incent excessive risk-taking. To that end, the Compensation Committee has developed a comprehensive and balanced compensation plan that includes a base salary; an annual cash incentive based upon our Annual Incentive Plan; a long-term stock incentive based upon our Long-Term Incentive Plan; equity awards; and, a package of benefits similar in scope and nature to those offered to all our other employees. In comparing its compensation plans to a pre-selected peer group, the Compensation Committee has established a target compensation range at the 25th percentile of that peer group. While the Compensation Committee believes that the 25th percentile is likely a lower target than is used by most other companies in the peer group, the Compensation Committee, upon the advice of Compensia, determined that our small size relative to the peer group warranted the lower target.

The Compensation Committee believes that there are no risks related to our compensation plans that would result in a material adverse impact on us. This conclusion is based upon management’s risk analysis and the Compensation Committee’s belief that the following mitigating factors also serve to reduce such risks:

•	Incentives are capped at a maximum amount regardless of the degree to which objectives may be exceeded.

•	Payments are based upon audited year end results.

•	Multiple objectives are used as performance targets.

•	Computations are reviewed at regular intervals during the year and are subject to multiple levels of review at the management, committee, and full board level.

•	All incentives are based upon pre-established objective criteria as approved by our Board.

COMPENSATION OF EXECUTIVE OFFICERS AND MANAGEMENT

Compensation of Executive Officers

The following table sets forth certain compensation information for the fiscal years ended June 30, 2011 and 2010, for our principal executive officer, our principal financial officer and one other executive officer, who was the only other executive officer whose total compensation exceeded $100,000 during fiscal year ended June 30, 2011 (collectively, the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Mark P. Murphy	2011	$311,049	$300,000	$—	$45,378	$—	$16,354	$672,781
Director, CEO	2010	$287,280	$225,000	$78,300	$—	$—	$12,825	$603,405
and President

Harold A. Hurwitz(5)	2011	$135,192	$59,293	$—	$18,151	$—	$3,032	$215,668
CFO, Treasurer	2010	$—	$—	$—	$—	$—	$—	$—
and Secretary

Jeffrey J. Ritchey(4)	2011	$155,736	$—	$—	$—	$—	$110,492	$266,228
CFO, Treasurer	2010	$166,827	$—	$—	$2,143	$22,755	$12,599	$204,324
and Secretary

(1)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the years ended June 30, 2011 and 2010, for the fair value of stock awards granted to each of our Named Executive Officers calculated in accordance with FASB ASC Topic 718. Pursuant to applicable SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the restricted stock awards, refer to Notes To Consolidated Financial Statements in our Annual Reports on 10-K for the years ended June 30, 2011 and 2010, as filed with the SEC. These amounts reflect only our accounting expense for these stock awards and do not correspond to the actual value that will be recognized by our Named Executive Officers.

(2)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the years ended June 30, 2011 and 2010, for the fair value of stock options granted to each of our Named Executive Officers calculated in accordance with FASB ASC Topic 718. Pursuant to applicable SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to these option grants, refer to Notes To Consolidated Financial Statements in our Annual Reports on Form 10-K for the years ended June 30, 2011 and 2010, as filed with the SEC. These amounts reflect only the expense recognized for financial statement purposes and do not correspond to the actual value that will be recognized by our Named Executive Officers. See the table of Outstanding Equity Awards at June 30, 2011, below, for more information on options held by the Named Executive Officers. Stock options awarded have a term of ten years; vest in equal monthly or annual installments as per the applicable option agreement over a period of up to four years, and have an exercise price equal to the average of the high and low prices of our Common Stock on the Nasdaq Capital Market on the date of grant.

(3)	All Other Compensation consists of:

Name	Year	Life and health insurance premium payments	Matching contributions to the Company’s 401(k) plan	Separation agreement payments	Total ($)
Mark P. Murphy	2011	$14,035	$2,319	$—	$16,354
	2010	$11,168	$1,657	$—	$12,825

Harold A. Hurwitz	2011	$3,032	$—	$—	$3,032
	2010	$—	$—	$—	$—

Jeffrey J. Ritchey	2011	$15,315	$873	$94,304	$110,492
	2010	$10,431	$2,168	$—	$12,599

(4)	Mr. Ritchey’s employment with us concluded October 5, 2010.
(5)	Mr. Hurwitz’s employment with us commenced October 4, 2010.

Employment Agreements with Named Executive Officers

Employment Agreement with Mark P. Murphy

On July 14, 2010, Mark P. Murphy, our Chief Executive Officer, entered into an at-will employment arrangement with us (“Murphy Employment Arrangement”). Under the terms of the Murphy Employment Arrangement, Mr. Murphy will report to our Board and his compensation will consist of the following components:

•

A base salary at an annualized rate of $300,000, subject to increases from time to time at the discretion of our Board. The base salary will be payable in accordance with our normal payroll practices, and subject to all legally-required deductions.

•	Participation in all of our incentive compensation plans open to our senior executives, subject to the terms and provisions of the applicable plan documents covering any such plans.

•

Mr. Murphy is permitted to participate in any program of stock options or other equity grants which we may from time to time provide key employees. Such grants are made under the terms and provisions of the First Amended and Restated 2004 Stock Option Plan in varying amounts to individual participants based upon their perceived impact upon our long term success and are made at the sole and absolute discretion of our Board, generally at the first Board meeting following the filing of our Form 10-K for the previous fiscal year. Subject to the foregoing, on October 7, 2010, the initial option under this arrangement was granted for the purchase of 50,000 shares of our common stock at a per share price of $1.97, the average of the opening and closing prices for our shares on that date, which vests in equal monthly installments over the ensuing 36-month period. The options will have a term of ten years from the grant date and to the maximum extent permissible under the relevant Internal Revenue Service regulations, will be made as Incentive Stock Options.

•

Health, dental, disability and life insurance, qualified retirement plans, and optional employee benefits of ours on the same terms as our other employees, except Mr. Murphy will not participate in our employee quarterly bonus/non-qualified profit sharing plan.

If Mr. Murphy’s employment with us terminates for any reason, we shall pay his (i) salary up through the date of termination, plus (ii) any Annual Incentive Plan or Long Term Incentive Plan awards earned but not yet paid as of the termination date. In addition, in the event Mr. Murphy is terminated involuntarily by us without “Cause” or following a “Change in Control,” or in the event that he resigns for “Good Reason,” each as defined in the Murphy Employment Arrangement, we shall pay Mr. Murphy severance compensation equal to one (1.0) times his then-current annual base salary.

Employment Agreement with Harold A. Hurwitz

On October 6, 2010, pursuant to authorization by our Board and recommendation of our Compensation Committee, Harold A. Hurwitz began service as our Chief Financial Officer. In connection with his appointment, Mr. Hurwitz entered into an at-will employment arrangement with us (“Hurwitz Employment Arrangement”). Under the terms of the Hurwitz Employment Arrangement, Mr. Hurwitz will report to our Chief Executive Officer and his compensation will consist of the following components:

•	A base salary at an annualized rate of $185,000.

•	Participation in our Annual Incentive Plan and Long Term Incentive Plan.

•

Mr. Hurwitz is permitted to participate in any program of stock options or other equity grants which we may from time to time provide key employees. Such grants are made under the terms and provisions of the First Amended and Restated 2004 Stock Option Plan.

•

Subject to the foregoing, on October 7, 2010, the initial option under this program was granted for the purchase of 20,000 shares of our common stock at a per share price of $1.97, the average of the opening and closing prices for our shares on that date, which vests in equal monthly installments over the ensuing 36-month period. The options will have a term of ten years from the grant date and to the maximum extent permissible under the relevant Internal Revenue Service regulations, will be made as Incentive Stock Options.

•

Health, dental, disability and life insurance, qualified retirement plans, and optional employee benefits of ours on the same terms as our other employees, except Mr. Hurwitz will not participate in our employee bonus plan.

Annual Incentive Plan Award Amounts for Fiscal Year Ended June 30, 2011

On July 14, 2010, our Board approved an Annual Incentive Plan to provide annual cash-based incentive opportunities for our key employees. The Annual Incentive Plan provides for payment of cash bonuses to participants following the completion of the fiscal year subject to the attainment of certain performance goals. Performance metrics for our Named Executive Officers include financial performance measures related to our profit before tax and net cash flow, and other measures related to each Named Executive Officer’s individual performance.

On September 12, 2011, our Board approved Annual Incentive Plan award amounts for our Named Executive Officers for the fiscal year ended June 30, 2011, amounting to cash bonuses of $300,000 and $59,293 for Messrs. Murphy and Hurwitz, respectively.

Change of Control Agreement for Harold A. Hurwitz

On July 19, 2011, the Compensation Committee approved a change of control agreement (the “Change of Control Agreement”) for Mr. Hurwitz. The Change of Control Agreement provides that if the Mr. Hurwitz’s employment with us involuntarily terminates (as such term is defined in the Change of Control Agreement) within 12 months after a change of control (as such term is defined in the Change of Control Agreement), Mr. Hurwitz will receive, subject to signing a release of claims in favor of us, (i) a lump sum amount equal to thirty (30) weeks base compensation of Mr. Hurwitz at the time of such termination and (ii) one hundred percent (100%) Company-paid health, dental and life insurance coverage as provided to Mr. Hurwitz immediately prior to his termination of employment for a period equal to the earlier of (i) twelve (12) months following termination or (ii) until Mr. Hurwitz becomes covered under another employer’s group health, dental or life insurance plan. In addition, Mr. Hurwitz shall be entitled to receive bonus or compensation award payments, if any, in accordance with the terms of our Annual Incentive Plan and Long Term Incentive Plan and we shall pay Mr. Hurwitz all of his accrued and unused vacation, if any, through the date of termination. If Mr. Hurwitz receives a payment under the terms of the Change of Control Agreement, he will not be eligible to receive a severance payment under our severance policy in existence at the time of such payment.

The Change of Control Agreement shall terminate upon the earlier of (i) the date that all obligations of the parties under the Change of Control Agreement have been satisfied or (ii) three years after the effective date of the Change of Control Agreement.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information about outstanding equity awards held by our Named Executive Officers as of June 30, 2011.

	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Mark P. Murphy	5,000	—	$8.01	September 29, 2014
	5,000	—	$9.72	September 28, 2015
	11,111	38,889	$1.97	October 7, 2020

Harold A. Hurwitz	4,444	15,556	$1.97	October 7, 2020

Compensation of Directors

The compensation plan for non-employee members of our Board is as follows:

Annual retainer for each director	$24,000
Additional annual retainer for service as:
Lead Director/Chairman	$7,000
Committee Chair	$5,000

All retainers are paid in quarterly installments at the end of each calendar quarter. In the event that a director attends more than six board meetings or more than six meetings of any committee upon which that director serves in one fiscal year, an additional per meeting fee of $1,000 for in person meetings or $500 for telephone meetings will be paid. If any such “excess” committee meeting is held on the same date as a board meeting, only the board meeting will be considered compensable.

Upon initial election or appointment to our Board, each director is granted an option for the purchase of 15,000 shares of our Common Stock. Upon re-election to our Board, each director is granted an option for the purchase of 10,000 shares of our Common Stock. All such option grants are made as of the date of such election, appointment or re-election and in accordance with the terms of our Director Option Plan.

The directors’ fees earned or paid in the fiscal year ended June 30, 2011 are as follows:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
George J. Isaac(2)	$34,000	$12,455	$46,455

Mark P. Murphy	—		—

William L. Healey(3)	$33,000	$8,516	$41,516

Michael Berthelot(4)	$35,500	$8,516	$44,016

David Holder(5)	$35,000	$8,516	$43,516

(1)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the year ended June 30, 2011 for the fair value of stock options granted to each of our directors calculated in accordance with FASB ASC Topic 718. Pursuant to applicable SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to these option grants, refer to Notes To Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended June 30, 2011 as filed with the SEC. These amounts reflect only the expense recognized for financial statement purposes and do not correspond to the actual value that will be recognized by our directors. During the fiscal year ended June 30, 2011, Mr. Isaac was granted an option to purchase 5,000 shares of our Common Stock at a per share price of $1.89. In addition, each of our non-employee directors, Messrs. Isaac, Berthelot, Healey and Holder, were granted an option to purchase 10,000 shares of our Common Stock at a per share price of $2.09.

(2)	At June 30, 2011, Mr. Isaac held options, all of which were exercisable, to purchase an aggregate of 50,000 shares of Common Stock at a weighted average exercise price of $4.00 per share.
(3)	At June 30, 2011, Mr. Healey held options, all of which were exercisable, to purchase an aggregate of 26,667 shares of Common Stock at a weighted average exercise price of $2.53 per share.
(4)	At June 30, 2011, Mr. Berthelot held options, all of which were exercisable, to purchase an aggregate of 21,667 shares of Common Stock at a weighted average exercise price of $1.74 per share.
(5)	At June 30, 2011, Mr. Holder held options, all of which were exercisable, to purchase an aggregate of 21,667 shares of Common Stock at a weighted average exercise price of $1.74 per share.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our Common Stock that may be issued upon the exercise of options under all of our equity compensation plans as of June 30, 2011.

	Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Available for Issuance Under Equity Compensation Plans (excluding services reflected in column (a))
		(a)	(b)	(c)
Plans Approved by Stockholders:
	1994 Employee Option Plan	14,169	$2.43	—
	2004 Employee Option Plan	176,673	$2.88	142,183
	1994 Director Option Plan	5,000	$4.20	—
	2004 Director Option Plan	125,000	$3.28	11,667

Options and Warrants Generally

For options and warrants other than those discussed above, our Board, as the administrator of our 1994 and 2004 Employee Stock Option Plans and the 1994 and 2004 Director Stock Option Plans, has the discretion to accelerate any outstanding options held by the employees and directors in the event of an acquisition of us by a merger or asset sale in which the outstanding options under each such plan are not to be assumed by the successor corporation or substituted with options to purchase shares of such corporation.

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of our Board in providing oversight to our financial management, independent registered public accounting firm, and financial reporting procedures. Our management is responsible for preparing our financial statements and the independent registered public accounting firm is responsible for auditing those statements. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in our 2011 Annual Report on Form 10-K with management and Moss Adams, LLP, the independent registered public accounting firm engaged to audit such financial statements.

The Audit Committee has discussed with Moss Adams, LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 (“Communication with Audit Committees”), as amended. The Audit Committee has received the written disclosures and the letter from Moss Adams, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with Moss Adams, LLP its independence. In concluding that Moss Adams, LLP is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by Moss Adams, LLP were compatible with maintaining its independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2011, and be filed with the SEC.

The Audit Committee has appointed Moss Adams, LLP to serve as our independent auditors for the fiscal year ending June 30, 2012.

AUDIT COMMITTEE

George J. Isaac	William L. Healey	Michael J. Berthelot

CODE OF BUSINESS CONDUCT AND ETHICS

Our code of business conduct and ethics, as approved by our Board, can be obtained from our website at www.pro-dex.com under “Investor Relations,” then “Governance,” and then “Code of Ethics.”.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of the code that relate to one of more of the items set forth in Item 406(b) of Regulation S-K and its successor regulation, by describing on our Internet website, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted. There have been no waivers of the ethics policy granted during the fiscal year and through the date of this proxy statement nor have there been any requests for such waivers during that period.

Information on our Internet site is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the SEC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our directors and officers and any person who owns more than ten percent of our Common Stock are required to report their initial ownership of our Common Stock and any subsequent changes in that ownership to the SEC and the Nasdaq Capital Market. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all forms they file in accordance with Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no other reports were required for those persons, we believe that, during the fiscal year ended June 30, 2011, its officers, directors and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to such persons.

COMMUNICATIONS WITH DIRECTORS

Our Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of our Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with our Board, any individual directors or any group or committee of directors, correspondence should be addressed to our Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 2361 McGaw Avenue, Irvine, California 92614. To communicate with any of our directors electronically, a shareholder should send an email to our Secretary: hal.hurwitz@pro-dex.com.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to one or more of the directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to our Board or any group or committee of directors, our Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is our policy that our directors are invited and encouraged to attend all of our annual meetings of shareholders. All of the current directors were in attendance at the 2010 Annual Meeting.

Proposal No. 2

APPROVAL OF

SECOND AMENDED AND RESTATED 2004 STOCK OPTION PLAN

On December 11, 2003, our shareholders adopted and approved our 2004 Stock Option Plan, which was subsequently amended and restated and most recently approved by shareholders in December 2007 (the “2004 Stock Option Plan”). In September 2011, the Compensation Committee and our Board approved, subject to approval by our shareholders, an amendment and restatement of the 2004 Stock Option Plan (the “Amended Plan”) which would, among other things:

•	increase by 400,000 the number of shares of Common Stock available for grant under the Amended Plan;

•	amend certain provisions of the 2004 Stock Option Plan to conform with current federal and state law requirements and our internal policies; and

•	extend the expiration date of the Amended Plan to September 12, 2021.

Except for these changes, the terms and provisions of the 2004 Stock Option Plan and the Amended Plan are the same.

Equity is a key component of our compensation program. Equity awards encourage employee loyalty to us and align employee interests with those of our shareholders. The Amended Plan allows us to provide our employees with equity incentives that are competitive with those of companies with which we compete for talent.

Without this amendment, the number of shares currently available under the 2004 Stock Option Plan may not be sufficient to cover projected awards through the date of the 2012 Annual Meeting of Shareholders. In such event, we may not be able to provide persons eligible for awards with compensation packages that are necessary to attract, retain and motivate our valued employees, and we will not be able to grant any awards to participants once all the current shares have been allocated.

As of June 30, 2011, a total of 142,183 shares remained available for future awards under the 2004 Stock Option Plan.

The proceeds received by us upon exercise of the awards by participants in the Amended Plan will be used for the general corporate purposes.

The following is a summary of the material terms and conditions of the Amended Plan. This summary is qualified in its entirety by reference to the terms of the Amended Plan, a copy of which is attached as Exhibit A to this proxy statement.

Summary of the Amended Plan

Administration

Our Board or an appropriate committee of our Board (the “Governing Committee”) will administer the Amended Plan. The Compensation Committee currently administers the 2004 Stock Option Plan and is expected to administer the Amended Plan.

The Governing Committee is empowered to select those eligible persons to whom restricted stock or options shall be granted under the Amended Plan, to determine the time or times at which options or restricted stock shall be granted, whether options will be incentive stock options or non-qualified options, and the number of shares to be subject to each option or restricted stock grant, and to fix the time and manner in which each option may be exercised, including the exercise price and option period, and other terms and conditions of such options and restricted stock, all subject to the terms and conditions of the Amended Plan. The Governing Committee has sole discretion to interpret and administer the Amended Plan, and its decisions regarding the Amended Plan are final.

Authorized Shares.

The Governing Committee is authorized to grant options or restricted stock which represent, not in excess of an aggregate maximum of (i) the sum of (A) 400,000 shares of our Common Stock, plus (B) any shares of our

Common Stock remaining available for issuance under the 2004 Stock Option Plan, plus (C) any shares of our Common Stock subject to an option or restricted Stock granted under the 2004 Stock Option Plan or the Amended Plan, which option or restricted stock is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the option or restricted stock.

Eligibility.

All employees of ours or any of our subsidiaries are eligible to participate in the Amended Plan.

Types of Awards.

Awards under the Amended Plan may be in the form of stock options (either incentive stock options or non-qualified options) or restricted stock.

Stock Options.

Stock options granted under the Amended Plan must have an exercise price of not less than 100% of the fair market value of our Common Stock on the date the incentive stock option is granted and must be exercised, if at all, within ten years from the date of grant. In the case of an incentive stock option granted to an optionee who owns more than 10% of our total voting securities on the date of grant, the exercise price may not be less than 110% of fair market value on the date of grant, and the option period may not exceed five years.

Options may be exercised during a period of time fixed by the Governing Committee, except that no option may be exercised more than ten years after the date of grant. In the discretion of the Governing Committee, payment of the purchase price for the shares of stock acquired through the exercise of an option may be made in the manner and for the type of consideration determined by the Governing Committee, which may include cash, shares of our Common Stock, consideration received under a cashless exercise program, or any combination of the foregoing.

Restricted Stock.

Restricted stock may be granted under the Amended Plan pursuant to restricted stock agreements. Restricted stock may be granted in consideration for past or future services to be rendered to us or an affiliate of ours, or in any other form of legal consideration acceptable to the Governing Committee. Shares of Common Stock acquired under a restricted stock grant may be subject to forfeiture in accordance with a vesting schedule as determined by the Governing Committee. In the event the recipient of a restricted stock grant ceases to be employed by either us or an affiliate of ours, we may reacquire any forfeited shares that have not vested under the terms of the applicable restricted stock agreement. Rights to acquire shares under a restricted stock grant may be transferred only upon such terms and conditions as determined by our Board of Directors or an appropriate committee.

Federal Tax Consequences

Stock Options

Holders of non-qualified options do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of a non-qualified option to the extent that the fair market value of the shares of Common Stock on the date of exercise of the non-qualified option exceeds the exercise price paid. We will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a non-qualified option. In the case of an optionee subject to the “short-swing” profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her option.

Holders of incentive stock options will not be considered to have received taxable income upon either the grant or the exercise of the option. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either two years from the date of grant of the option or one year from the date of exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the incentive stock option must include the gain realized as ordinary income to the extent of the lesser of the fair market value of the option stock minus the option price, or the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. We will be entitled to a tax deduction in regard to an incentive stock option only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.

Upon the exercise of an incentive stock option, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an “item of tax preference” for purposes of computing the optionee’s alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year and two-year periods described above, there should be no “item of tax preference” arising from the option exercise.

Restricted Stock

Upon receipt of a restricted stock grant, the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for the shares. We will be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the recipient. Certain different rules may apply to recipients who are subject to Section 16(b) of the Exchange Act.

However, if the shares issued upon the grant of restricted stock are unvested and subject to forfeiture, the recipient will not recognize any taxable income at the time of grant, but will have to report as ordinary income, as and when the forfeiture restrictions lapse, an amount equal to the excess of (i) the fair market value of the shares on the date the forfeiture restrictions lapse, over (ii) the purchase price, if any, paid for the shares. The recipient may, however, elect under Section 83(b) of the Internal Revenue Code of 1986, as amended, to include as ordinary income in the year of the restricted stock grant an amount equal to the excess of (x) the fair market value of the shares on the date of grant, over (y) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the forfeiture restrictions lapse.

Generally

The tax discussion set forth above is included for general information only and is based upon present law. Each recipient or holder of options or restricted stock under the Amended Plan should consult his or her own tax advisor as to the specific tax consequences of the transaction to him or her, including application and effect of federal, state, local and other tax laws and the possible effects of changes in federal or other laws.

Term

The Amended Plan will remain in effect until September 12, 2021. The Amended Plan may be abandoned or terminated at any earlier time by our Board, except with respect to any awards then outstanding under the Amended Plan.

New Plan Benefits

The future benefits or amounts that would be received under the Amended Plan are discretionary and are therefore not determinable at this time. Similarly, the benefits or amounts which would have been received by or allocated to executive officers and our other employees for the last completed fiscal year if this amendment and restatement to the 2004 Stock Option Plan had been in effect cannot be determined.

Required Vote and Board Recommendation

This proposal will be approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal; provided, that at least a majority of our outstanding shares of Common Stock entitled to vote on this proposal are present in person or represented by proxy at the meeting. As noted above, our Board has approved the Amended Plan.

OUR BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION AND APPROVAL OF THE SECOND AMENDED AND RESTATED 2004 STOCK OPTION PLAN.

Proposal No. 3

APPROVAL OF THE

AMENDED AND RESTATED 2004 DIRECTORS’ STOCK OPTION PLAN

On December 11, 2003, our shareholders adopted and approved our 2004 Directors’ Stock Option Plan, (the “2004 Directors’ Stock Option Plan”). In September 2011, the Compensation Committee and our Board approved, subject to approval by our shareholders, an amendment and restatement of the 2004 Directors’ Stock Option Plan (the “Amended Directors’ Plan”) which would, among other things:

•	increase by 100,000 the number of shares of Common Stock available for grant under the Amended Directors’ Plan;

•	allow our Board to grant options to non-employee directors in such amounts and subject to such terms and conditions as set forth in any Director Compensation Program adopted by our Board;

•	amend certain provisions of the 2004 Directors’ Stock Option Plan to conform with current federal and state law requirements and our internal policies; and

•	extend the expiration date of the Amended Directors’ Plan to September 12, 2021.

Except for these changes, the terms and provisions of the 2004 Directors’ Stock Option Plan and the Amended Directors’ Plan are the same.

The Amended Directors’ Plan is designed to enable us to offer an incentive-based compensation system to our non-employee directors, whose participation and guidance contribute to our successful operation. The Amended Directors’ Plan provides for the grant of options to purchase our Common Stock.

Without this amendment, the number of shares currently available under the 2004 Directors’ Stock Option Plan may not be sufficient to cover projected awards through the date of the 2012 Annual Meeting of Shareholders, and we will not be able to grant any awards to non-employee directors once all the current shares have been allocated.

As of June 30, 2011, a total of 11,667 shares remained available for future awards under the 2004 Directors’ Stock Option Plan.

The proceeds received by us upon exercise of the awards by non-employee directors in the Amended Directors’ Plan will be used for the general corporate purposes.

The following is a summary of the material terms and conditions of the Amended Directors’ Plan. This summary is qualified in its entirety by reference to the terms of the Amended Directors’ Plan, a copy of which is attached as Exhibit B to this proxy statement.

Summary of the Amended Plan

Administration.

Our Board will administer the Amended Directors’ Plan. Our Board may grant options to non-employee directors in such amounts and subject to such terms and conditions as set forth in any Director Compensation Program of ours adopted by our Board, subject to the provisions of the Amended Directors’ Plan.

Authorized Shares.

Our Board is authorized to grant options or restricted stock which represent, not in excess of an aggregate maximum of (i) the sum of (A) 100,000 shares of our Common Stock, plus (B) any shares of our Common Stock remaining available for issuance under the 2004 Directors’ Stock Option Plan, plus (C) any shares of our Common Stock subject to an option or restricted Stock granted under the 2004 Directors’ Stock Option Plan or the Amended Directors’ Plan, which option is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the option.

Eligibility.

A person who is a member of our Board on the date of grant and who is not an employee of ours is eligible to participate in the Amended Directors’ Plan.

Types of Awards.

Awards under the Amended Directors’ Plan are in the form of non-qualified stock options. Options granted under the Amended Directors’ Plan shall have an exercise price equal to the fair market value of our Common Stock on the date the stock option is granted and must be exercised, if at all, within ten years from the date of grant. Each option granted pursuant to the Amended Directors’ Plan shall be exercisable in full commencing six months after the grant date, except as otherwise determined by our Board.

Federal Tax Consequences

Holders of non-qualified options do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an non-qualified option to the extent that the fair market value of the shares of Common Stock on the date of exercise of the non-qualified option exceeds the exercise price paid. We may be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a non-qualified option. In the case of an optionee subject to the “short-swing” profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her option.

The tax discussion set forth above is included for general information only and is based upon present law. Each recipient or holder of options or restricted stock under the Amended Directors’ Plan should consult his or her own tax advisor as to the specific tax consequences of the transaction to him or her, including application and effect of federal, state, local and other tax laws and the possible effects of changes in federal or other laws.

Term

The Amended Directors’ Plan will remain in effect until September 12, 2021. The Amended Directors’ Plan may be abandoned or terminated at any earlier time by our Board, except with respect to any awards then outstanding under the Amended Directors’ Plan.

New Plan Benefits

The future benefits or amounts that would be received under the Amended Directors’ Plan are discretionary and are therefore not determinable at this time. Similarly, the benefits or amounts which would have been received by or allocated to executive officers and our other employees for the last completed fiscal year if this amendment and restatement to the Amended Directors’ Plan had been in effect cannot be determined.

Required Vote and Board Recommendation

This proposal will be approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal; provided, that at least a majority of our outstanding shares of Common Stock entitled to vote on this proposal are present in person or represented by proxy at the meeting. As noted above, our Board has approved the Amended Directors’ Plan.

OUR BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION AND APPROVAL OF THE AMENDED AND RESTATED 2004 DIRECTORS’ STOCK OPTION PLAN.

Proposal No. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed the firm of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2012, and requests the shareholders to ratify this appointment. In the event that the shareholders do not ratify the selection of Moss Adams, LLP as our independent public accountants, our Board will consider the selection of another independent public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our shareholders.

A representative of Moss Adams, LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

ACCOUNTING FEES

The Audit Committee’s policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee considers whether the performance of any service by our independent registered public accounting firm is compatible with maintaining such firm’s independence.

The following table sets forth the aggregate fees billed to us for the fiscal years ended June 30, 2011 and June 30, 2010 by Moss Adams, LLP, all of which were preapproved by the Audit Committee:

	Years Ended June 30,
	2011	2010
Audit Fees[1]	$151,000	$158,000
Audit-Related Fees[2]	—	—
Tax Fees[3]	$29,000	$30,000
All Other Fees[4]	—	—

Total	$180,000	$188,000

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(3)

Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal state and local tax compliance, planning and advice.

(4)	All Other Fees consist of fees for products and services other than the services reported above.

Required Vote and Board Recommendation

Although shareholder ratification is not required for the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2012, our Board has directed that this appointment be submitted to our shareholders for ratification at the Annual Meeting. Assuming a quorum is present at the Annual Meeting, this proposal will be ratified and approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.

OUR BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP TO SERVE AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2012.

ANNUAL REPORT

Our Annual Report on Form 10-K containing audited financial statements for the fiscal year ended June 30, 2011 accompanies this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

PROPOSALS OF SHAREHOLDERS

Pursuant to Rule 14a-8 of the SEC, proposals by shareholders which are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us by June 28, 2012, in order to be considered for inclusion in our proxy materials. Such proposals should be addressed to our Secretary and may be included in next year’s proxy materials if they comply with certain rules and regulations of the SEC governing shareholder proposals. Proposals by shareholders at our 2012 Annual Shareholders’ Meeting that are not intended for inclusion in our proxy materials must also be received by our Secretary no later than June 28, 2012. Every shareholder notice must also comply with certain other requirements set forth in our Bylaws, a copy of which may be obtained by written request delivered to our Secretary.

OTHER MATTERS

Our Board knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

OUR SHAREHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 26, 2011. IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

By Order of the Board of Directors,

PRO-DEX, INC.

/s/ Harold A. Hurwitz

Corporate Secretary

Irvine, California

October 10, 2011

SHAREHOLDERS MAY OBTAIN FREE OF CHARGE A PAPER COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2011, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO: INVESTOR RELATIONS, PRO-DEX, INC., 2361 MCGAW AVENUE, IRVINE, CALIFORNIA 92614 OR CALLING (949) 769-3200.

Exhibit A

PRO-DEX, INC.

SECOND AMENDED AND RESTATED

2004 STOCK OPTION PLAN

This Second Amended and Restated 2004 Stock Option Plan (the “Plan”) is adopted in consideration for services rendered and to be rendered to Pro-Dex, Inc. or any Related Company (as defined below).

1. Definitions. The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

(a) Award Shares: The shares of Common Stock underlying an Option or Restricted Stock granted to an Employee.

(b) Board: The Board of Directors of Pro-Dex, Inc.

(c) Code: The Internal Revenue Code of 1986, as amended.

(d) Common Stock: The no par value common stock of Pro-Dex, Inc.

(e) Company: Pro-Dex, Inc., a corporation incorporated under the laws of Colorado, together with any successors thereto.

(f) Date of Grant: The date on which an Option or Restricted Stock is granted under the Plan.

(g) Disinterested Person: A director who has not been granted or awarded equity securities pursuant to any plan of the Company or of any Related Company of the Company during one year prior to that director’s service as an administrator of the Plan, except as otherwise provided in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to (i) participation in formula plans or ongoing securities acquisitions plans, and (ii) an election to receive securities for an annual retainer fee.

(h) Employee: An Employee is an employee of the Company or any Related Company.

(i) Fair Market Value: The Fair Market Value of the Option Shares. Such Fair Market Value as of any date shall be determined by the Governing Committee as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date an Option is granted and shall mean (i) the closing price (on that date) of the Common Stock on the principal national securities exchange by which the Common Stock is traded, if the stock is then traded on a national securities exchange; or, (ii) the last reported sale price (on that date) of the Common Stock on an established securities market, if the stock is not then traded on a national securities exchange; or (iii) the closing bid price last quoted (on that date) by an established securities market or quotation service for over-the-counter securities, if the last sale price is not reported for the Common Stock on the service or market on which the stock is quoted. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, Fair Market Value shall be deemed to be the fair value of the stock as determined in good faith by the Board or the Governing Committee, based on such valuations and other factors it deems appropriate.

(j) Governing Committee: The “Governing Committee” is the following: (i) with respect to grants of Options to Employees who are not also Officers and/or Directors of the Company, the Plan shall be administered by a Governing Committee composed of the Board or at least two members of the Board; and (ii) with respect to grants of Options to Employees who are also Officers or Directors, the Plan shall be administered by a Governing Committee, selected by the Board and typically the Company’s Compensation Committee, consisting of two or more persons, each of whom is a Disinterested Person.

(k) Incentive Stock Options (“ISOs”): “Incentive Stock Options” as that term is defined in Section 422 of the Code.

(l) Key Employee: A person designated by the Governing Committee who either is employed by the Company or a Related Company (see below) and upon whose judgment, initiative and efforts the Company or a Related Company is largely dependent for the successful conduct of its business; provided, however, that Key Employees shall not include those members of the Board who are not employees of the Company or a Related Company.

(m) Non-Incentive Stock Options (“Non-ISOs”): Options which are not intended to qualify as “Incentive Stock Options” under Section 422 of the Code.

(n) Option: The rights granted to an Employee to purchase a stated number of shares of Common Stock pursuant to the terms, conditions and restrictions of the Plan and an Option Agreement.

(o) Option Agreement: The written agreement (and any amendment or supplement thereto) between the Company and an Employee designating the terms, conditions and restrictions of an Option.

(p) Option Shares: The shares of Common Stock underlying an Option granted to an Employee.

(q) Optionee: An Employee who has been granted an Option.

(r) Prior Plans: The First Amended and Restated 2004 Stock Option Plan and the 2004 Stock Option Plan of the Company.

(s) Related Company: Any corporation that is a “parent corporation” or a “subsidiary corporation” with respect to the Company, as those terms are defined in Section 424 of the Code. The determination of whether a corporation is a Related Company shall be made without regard to whether the corporation or the relationship between the corporation and the Company now exists or comes into existence hereinafter.

(t) Restricted Stock: Shares of Common Stock granted pursuant to the terms of Section 12 hereof.

(u) Restricted Stock Agreement: The written agreement (and any amendment or supplement thereto) between the Company and an Employee designating the terms, conditions and restrictions of Restricted Stock.

(v) Stock Award: Any Option or Restricted Stock granted under this Plan.

2. Purpose and Scope.

(a) The purpose of this Plan is to advance the interests of the Company and its shareholders by affording Employees an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

(b) This Plan authorizes the Governing Committee to grant Stock Awards to Employees selected by the Governing Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

3. Administration of the Plan.

(a) The Plan shall be administered by the Governing Committee. The Governing Committee shall have the authority granted to it under this Section and under each other Section of the Plan.

(b) In accordance with and subject to the provisions of the Plan, the Governing Committee shall select the Employees to receive Stock Awards and shall determine (i) the number of shares of Common Stock to be subject to each Stock Award, which number shall be fixed as of the Date of Grant, (ii) the time at which each Stock Award is to be granted, (iii) whether a Stock Award shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for the

Option Shares, (v) the option period, and (vi) the manner in which the Option becomes exercisable. In addition, the Governing Committee shall fix such other terms of each Stock Award as the Governing Committee may deem necessary or desirable. The Governing Committee shall determine the form of Option Agreement or Restricted Stock Agreement to evidence each Stock Award.

(c) The Governing Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Governing Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

(d) The Board may from time to time make such changes in and additions to the Plan as it may deem proper and in the best interest of the Company; provided, however, that no such change or addition shall impair any Stock Award previously granted under the Plan, and that the approval by the affirmative vote of the holders of a majority of the Company’s securities entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the State of Colorado, shall be required for any amendment which would:

(i)	materially modify the eligibility requirements for receiving Stock Awards under the Plan;

(ii)	materially increase the benefits accruing to Employees under the Plan; or

(iii)	increase the number of shares of Common Stock that may be issued under the Plan.

(e) All actions taken and all interpretations and determinations made by the Governing Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Employees, the Company and all other interested persons. No member of the Governing Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Governing Committee shall, in addition to rights they may have as directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

(f) It is the further intent of the Plan that it conform in all respects with (i) the requirements of Rule 16b-3 of Securities Exchange Act of 1934 (“Rule 16b-3”) and (ii) the Code. To the extent that any aspect of the Plan or its administration is at any time viewed as inconsistent with the requirements of Rule 16b-3 or the Code, that aspect shall be deemed to be modified, deleted, or otherwise changed as necessary to ensure continued compliance with Rule 16b-3 or Code requirements.

4. Number of Shares. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Governing Committee is authorized to grant Options or Restricted Stock with respect to, a total number, not in excess of an aggregate maximum of (i) the sum of (A) 400,000 shares of Common Stock, plus (B) any shares of Common Stock remaining available for issuance under the Prior Plans as of the Effective Date of the Plan, plus (C) any shares of Common Stock subject to an Option or Restricted Stock granted under the Prior Plans or the Plan, which Option or Restricted Stock at any time is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the Option or Restricted Stock, or (ii) the number and kind of shares of stock or other securities which in accordance with Section 8 may be substituted for the shares authorized under sub-section (i) or into which such shares shall be adjusted.

5. Eligibility. Options which are intended to qualify as ISOs will be granted only to Key Employees. Key Employees and other Employees may hold more than one Option Agreement under the Plan and may hold Stock Awards under the Plan and options or awards granted pursuant to other plans or otherwise.

6. Options. The Governing Committee may grant Options pursuant to this Plan.

(a) Option Price. The Governing Committee shall determine the purchase price for the Option Shares, provided that the purchase price to be paid by Optionees for the Option Shares shall not be less than 100 percent of the Fair Market Value of the Option Shares at the time the Option is granted. The purchase price for the Option Shares shall be a fixed, non-fluctuating, price.

(b) Duration and Exercise of Options.

(i) Each Option granted under the Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the Option Agreement. The Governing Committee shall have the right to accelerate the date of exercise of any Option, provided that the Governing Committee shall not accelerate the exercise of any ISO granted if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code. In no event shall the Governing Committee have the discretion to extend an Option beyond the earlier of the last date that the Option could have been exercised under the initial term of the Option and the date that is 10 years after the initial Date of Grant, unless said extension is granted at a time when the exercise price of the Option does not equal or exceed the Fair Market Value of the stock that could be purchased pursuant to the Option.

(ii) Except as otherwise permitted under Subsection (d) of this Section 6, during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided, that in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. However, if the Option is an ISO it may be exercised by the guardian or personal representative of the Optionee only if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of Section 422(b)(5) of the Code. Any opinion of counsel must be both from counsel and in a form acceptable to the Governing Committee.

(iii) The Governing Committee may determine whether any Option shall be exercisable as provided in item (i) of this Subsection (b) or whether the Options shall be exercisable in installments only; if the Governing Committee determines the latter, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

(iv) If the Optionee ceases to be employed by either the Company or a Related Company because of the death or permanent and total disability (as defined in Section 22(e)(3) of the Code) of the Optionee, any Option held by the Optionee at the time his employment ceases may be exercised within 90 days after the date his employment ceased, but only to the extent that the Option was exercisable according to its terms on the date the Optionee’s employment ceased. After such 90-day period, any unexercised portion of an Option shall expire.

(v) Notwithstanding the provisions of item (iv) of this Subsection (d), if an Optionee’s employment by the Company or a Related Company ceases for any reason other than the Optionee’s death or permanent and total disability, any unexercised portion of any Option held by the Optionee at the time his employment ceases may be exercised within 30 days after the date his employment ceased, but only to the extent that the Option was exercisable according to its terms on the date the Optionee’s employment ceased. After such date, any unexercised portion of an Option shall expire.

(vi) Each Option may be exercised in whole or part by delivering to the Chief Financial Officer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Subsection (c) of this Section 6; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $2,000.

(vii) To the extent required to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, and any successor provision, at least six months must elapse from the date of acquisition of an Option by any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act to the date of exercise of such Option or disposition of the Option Shares.

(c) Payment for Option Shares. If the purchase price of the Option Shares purchased by any Optionee at one time exceeds $2,000, the Governing Committee may permit all or part of the purchase price for the Option Shares to be paid by the Optionee by (a) delivering to the Company shares of the Company’s Common Stock previously owned by the Optionee with a Fair Market Value as of the date of payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash, (b) having shares withheld from the amount of shares to be received by the Optionee, or (c) complying with any other payment mechanisms as the Governing Committee may approve from time to time. As a condition to the exercise of any Option granted under this Plan, the Optionee shall make such arrangements as the Governing Committee may require for the satisfaction of any federal, state or withholding tax obligations which may arise in connection with such exercise. The issuance, transfer or delivery of certificates of shares of Common Stock pursuant to the exercise or Options may be delayed, at the discretion of the Governing Committee, until the Governing Committee is satisfied that the applicable requirements of federal and state securities laws and the withholding provisions of the Code have been met. Until such person has been issued a certificate or certificates for the Option Shares so purchased, he or she shall possess no rights of a recordholder with respect to any of such shares.

(d) Nontransferability of Option. No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined in the Code, or pursuant to the Employee Retirement Income Security Act or rules promulgated thereunder; except that (a) Optionees who are not subject to Section 16(b) of the Exchange Act may upon written notice transfer a Non-ISO (i) to an Optionee’s spouse, parents, siblings, or lineal descendants, or (ii) to a trust for the benefit of the Optionee or any of the Optionee’s spouse, parents, siblings, or lineal descendants, or (iii) to any corporation or partnership controlled by the Optionee; and (b) Optionees who are subject to Section 16(b) of the Exchange Act may transfer Non-ISOs to immediate family members and family trusts. No Option shall be subject to execution, attachment or similar process. Except as specifically provided herein, any attempt to transfer the Option shall void the Option.

(e) Limitation on Amount of Option. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee’s ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds ISOs that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of the ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of the limit, shall be deemed to be Non-ISOs.

(f) Ten Percent Shareholder Rule. With respect to ISOs, no Option may be granted to a Key Employee who, at the time the Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any “parent corporation” or “subsidiary corporation” as those terms are defined in Section 424 of the Code, unless at the time the Option is granted the purchase price for the Option shares is at least 110 percent of the Fair Market Value of the Option Shares at the time the ISO is granted and such Option by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of the preceding sentence, stock ownership shall be determined as provided in Section 424 of the Code.

7. Restricted Stock: The Governing Committee may grant shares of Restricted Stock pursuant to this Plan. To the extent consistent with the Company’s Bylaws, at the Governing Committee’s election, shares of Restricted Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock lapse, or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Governing Committee and shall contain an appropriate legend clearly stating that the transferability of the Restricted Stock represented by the certificate is restricted by the Restricted Stock Agreement and this Plan. The Restricted Stock Agreements shall be in such form and shall contain such terms and conditions as the Governing Committee shall deem appropriate from time to time and the terms and conditions of separate Restricted Stock Agreements need not be identical; provided, however, that each Restricted Stock Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a) Consideration. Restricted Stock may be awarded in consideration for (A) past or future services actually or to be rendered to the Company or a Related Company, or (B) any other form of legal consideration that may be acceptable to the Governing Committee in its sole discretion and permissible under applicable law.

(b) Vesting. Shares of Restricted Stock may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Governing Committee in its sole discretion and set forth in the Restricted Stock Agreement.

(c) Termination of Service. In the event a Restricted Stock holder ceases to be employed by either the Company or a Related Company, the Company may receive pursuant to a forfeiture provision to be determined by the Governing Committee in its sole discretion and set forth in the Restricted Stock Agreement, any or all Restricted Shares that have not vested as of the date of termination.

(d) Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Agreement shall be transferable by the holder only upon such terms and conditions as are set forth in the Restricted Stock Agreement, as the Governing Committee shall determine in its sole discretion, so long as such Common Stock remains subject to the terms and conditions of the Restricted Stock Agreement.

8. Changes in Stock, Adjustments, Etc.

(a) In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation reorganization, recapitalization, stock dividends, reclassification, split-up, combination or shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option or Restricted Stock thereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting shareholders) shall be exchanged, provided, in the event that the Optionee is providing direct services to the Company at the time the shares are substituted, such shares shall constitute “service recipient stock” as that term is defined by the IRS for purposes of Section 409A of the Code. Any securities so substituted shall be subject to similar successive adjustments.

(b) In the event of any such changes or exchanges, the Governing Committee shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, or kind, or Option price of the shares or other securities then subject to an Option or Restricted Stock granted pursuant to the Plan and the Governing Committee shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

9. Relationship to Employment. Nothing contained in the Plan, or in any Stock Award granted pursuant to the Plan, shall confer upon any recipient or holder of a Stock Award any right with respect to continuance of employment by the Company or any Related Company, or interfere in any way with the right of the Company or any Related Company to terminate the employment of a Stock Award recipient or holder at any time.

10. Rights as a Shareholder. No person shall have any rights as a shareholder with respect to any shares covered by an Stock Award until that person shall become the holder of record of such shares (whether or not subject to forfeiture) and, except as provided in Section 8, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

11. Securities Laws Requirements. No Award Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended (“Securities Act”), any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option, each Restricted Stock certificate and each Award Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue “stop transfer” instructions to its transfer agent and registrar in good faith without liability.

12. Disposition of Shares. Each Optionee, as a condition of exercise, and each Restricted Stock holder, as a condition to the Restricted Stock grant, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Award Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Award Shares will be sold or otherwise distributed in violation of the Securities Act, or any other applicable federal or state securities laws; (c) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, he will (i) not violate Section 16(b) of the Exchange Act, (ii) furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) timely file all reports required under the federal securities laws; and (d) that he will report all sales of Award Shares to the Company in writing on a form prescribed by the Company.

13. Effective Date of Plan; Termination Date of Plan. The Plan shall be effective on the date the Plan has been approved by the Board and the shareholders of the Company. The Plan was adopted, subject to shareholder approval, by the Board as of September 12, 2011. The Plan shall terminate on September 12, 2021, except as to Stock Awards previously granted and outstanding under the Plan at that time. No Stock Awards shall be granted after the date on which the Plan terminates. In no event may the Option period exceed ten years from the date on which the Option is granted. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Stock Awards then outstanding under the Plan.

14. Withholding Taxes. The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Award including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares to be issued upon the exercise of any Option.

15. Change in Control, Stock Dividends, Reorganization and Other Extraordinary Actions.

(a) If (i) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any “corporate transaction” described in the regulations thereunder; (ii) the Company shall declare dividends payable in, or shall subdivide or combine, its Common Stock or (iii) any other event with substantially the same effect shall occur, the Governing Committee shall, with respect to each outstanding Option, proportionately adjust the number of Option Shares and/or the exercise price per share so as to preserve the rights of the Optionee substantially proportionate to the rights of the Optionee prior to such event, and to the extent that such action shall include an increase or decrease in the number of Option Shares subject to outstanding Options, the number of shares available under this Plan shall automatically be increased or decreased, as this case may be, proportionately, without further action on the part of the Governing Committee, the Company or the Company’s shareholders.

(b) If the Company is liquidated or dissolved, the Governing Committee may allow the holders of any outstanding Options to exercise all or any part of the unvested portion of the Options held by them; provided, however, that such Options must be exercised prior to the effective date of such liquidation or dissolution. If the Option Holders do not exercise their Options prior to such effective date, each outstanding Option shall terminate as of the effective date of the liquidation or dissolution.

(c) The grant of a Stock Award shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or part of its business or assets.

(d) In the event of a Change in Control (as defined below) of the Company, the Governing Committee may, in its discretion, accelerate all outstanding Options and Restricted Stock so that (i) Options immediately become exercisable for the duration of the term of the Option and (ii) Restricted Stock immediately becomes fully vested. For purposes of this Subsection (d), “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” or “group” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (ii) a change in the composition of the Board of the Company occurring within a one-year period, resulting in the change of sixty percent or more of the directors serving on the Board from the beginning of the of the one-year period to the end of the one-year period; (iii) there is a merger or consolidation of the Company in which the Company does not survive as an independent public company; or (iv) the acquisition of all or substantially all the Company’s assets in a transaction or series of related transactions with a third-party purchaser.

(e) If at any time the Company declares an Extraordinary Dividend, as defined below, all (i) Options shall accelerate and thereupon become immediately exercisable for the duration of the term of the Option and (ii) Restricted Stock shall become immediately fully vested. For purposes of this Subsection (e), “Extraordinary Dividend” shall mean a cash dividend payable to holders of record of the Common Stock in an amount in excess of 10% of the then Fair Market Value of the Company’s Common Stock.

16. Restrictions. The Company may impose such restrictions on Options and Restricted Stock granted hereunder, or the Award Shares underlying such grants, as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities.

17. Other Provisions.

(a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

(b) Any expenses of administering the Plan shall be borne by the Company.

(c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

(d) The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its shareholders under the Plan. All other questions and obligations under the Plan shall be construed and enforced in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

(e) Notwithstanding anything to the contrary contained in this Plan, this Plan is intended to comply with the California Corporate Securities Law of 1968 and the rules and regulations promulgated thereunder.

(f) If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(g) Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

(h) The Plan shall be binding upon the Company, its successors and assigns, and Optionees, their executors, administrators and permitted transferees and beneficiaries.

Exhibit B

PRO-DEX, INC.

AMENDED AND RESTATED 2004 DIRECTORS’ STOCK OPTION PLAN

This Amended and Restated 2004 Directors’ Stock Option Plan (the “Plan”) is adopted in consideration for services rendered and to be rendered to Pro-Dex, Inc. and related companies.

1. Definitions. Unless otherwise indicated or required by the particular context, the terms used in this Plan shall have the following meanings:

(a) Board: The Board of Directors of Pro-Dex, Inc.

(b) Change of Control: shall mean the occurrence of any of the following events:

(i) Any “person” or “group” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii) A change in the composition of the Board of the Company occurring within a one-year period, resulting in the change of sixty percent or more of the directors serving on the Board from the beginning of the of the one-year period to the end of the one-year period;

(iii) There is a merger or consolidation of the Company in which the Company does not survive as an independent public company; or

(iv) The acquisition of all or substantially all the Company’s assets in a transaction or series of related transactions with a third-party purchaser.

(c) Code: The Internal Revenue Code of 1986, as amended.

(d) Common Stock: The no par value common stock of Pro-Dex, Inc.

(e) Company: Pro-Dex, Inc., a corporation incorporated under the laws of Colorado, together with any successors thereto.

(f) Date of Grant: The date on which an Option (see below) is granted under the Plan.

(g) Effective Date: The date the Plan is approved by the Board, which is September 12, 2011.

(h) Fair Market Value: If, at any time an Option is granted under the Plan, the Company’s Common Stock is publicly traded, Fair Market Value shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date an Option is granted and shall mean (i) the closing price (on that date) of the Common Stock on the principal national securities exchange by which the Common Stock is traded, if the stock is then traded on a national securities exchange; or, (ii) the last reported sale price (on that date) of the Common Stock on NASDAQ, if the stock is not then traded on a national securities exchange; or (iii) the closing bid price last quoted (on that date) by an established quotation service for over-the-counter securities, if the stock is not reported on NASDAQ. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, Fair Market Value shall be as determined in good faith by the Board based on such valuations and other factors it deems appropriate.

(i) Nonemployee Director: A person who is a member of the Board on the Date of Grant and who is not an employee of the Company.

(j) Option: The rights to purchase a stated number of shares of Common Stock granted pursuant to the terms, conditions and restrictions of the Plan and an Option Agreement (as defined below).

(k) Option Agreement: The written agreement (including any amendments or supplements thereto) between the Company and a Nonemployee Director designating the terms, restrictions and conditions of an Option.

(l) Option Shares: The shares of Common Stock underlying an Option granted to a Nonemployee Director.

(m) Optionee: A Nonemployee Director who has been granted an Option.

(n) Prior Plan: The 2004 Directors’ Stock Option Plan of the Company.

2. Purpose and Scope.

(a) The purpose of this Plan is to advance the interests of the Company and its shareholders by affording Nonemployee Directors, whose participation and guidance contribute to the successful operation of the Company, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company. The Plan is also intended to further the efforts of the company to attract and retain qualified Non-Employee Directors.

(b) This Plan authorizes that Options be granted to Nonemployee Directors according to the formula set forth in Section 3 of this Plan.

(c) It is the further intent of the Plan that it conform in all respects with (i) the requirements of Rule 16b-3 of the Securities Exchange Act of 1934 (“Rule 16b-3”) and (ii) the Code. To the extent that any aspect of the Plan or its administration is at any time viewed as inconsistent with the requirements of Rule 16b-3 or the Code, that aspect shall be deemed to be modified, deleted, or otherwise changed as necessary to ensure continued compliance with Rule 16b-3 or Code requirements.

(d) Notwithstanding any other provision in the Plan or an Option Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Option granted under the Plan, it is the general intention of the Company that the Plan and all such Options shall, to the extent practicable, comply with Code Section 409A, and the Plan and any such Option shall, to the extent practicable, be construed in accordance therewith. Without in any way limiting the effect of the foregoing, in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Option, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Option, as applicable. Further, in the event that the Plan or any Option shall be deemed not to comply with Code Section 409A, then neither the Corporation nor the Board shall be liable to any Optionee or other person for actions, decisions or determinations made in good faith.

3. Operation of the Plan.

(a) Grant of Options; Amount and Timing. The Board may grant Options to Nonemployee Directors in such amounts and subject to such terms and conditions as set forth in any Director Compensation Program of the Company adopted by the Board, subject to the provisions of the Plan. All Options shall be exercisable only as set forth in Sections 3(c) and 6 below and shall be subject to the other terms and conditions set forth in this Plan or otherwise established by the Company.

(b) Option Purchase Price. The exercise price for each Option Share shall be the Fair Market Value of the Company’s Common Stock on the Date of Grant.

(c) Term. Each Option shall expire ten years after the Date of Grant, except that an Option will expire, if not exercised, 90 days after the Optionee ceases to be a Non-Employee Director of the Company.

(d) Amendments. This Plan may be changed or modified from time to time provided, however, that, (i) no such change or modification shall impair any Option previously granted under the Plan; (ii) the provisions relating to the amount, price and timing of the Options shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or rules promulgated thereunder, or other applicable law; and (iii) the approval by the affirmative vote of the holders of a majority of shares of the Company’s securities present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Colorado, shall be required for any amendment which would do any of the following:

(i)	materially modify the eligibility requirements for receiving Options under the Plan;

(ii)	except as provided in Section 8 relative to capital changes, increase the number of shares purchasable pursuant to the granting of any Option hereunder or the exercise price of each Option;

(iii)	increase the maximum term of Options granted;

(iv)	decrease the minimum price at which Options may be granted;

(v)	change the dollar amount pursuant to which Options may be granted at any one time;

(vi)	change the timing of Option Grants; or

(vii)	increase the term of the Plan.

4. Number of Shares. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, an aggregate maximum of (i) the sum of (A) 100,000 shares of Common Stock, plus (B) any shares of Common Stock remaining available for issuance under the Prior Plan as of the Effective Date of the Plan, plus (C) any shares of Common Stock subject to an Option granted under the Prior Plan or the Plan, which Option at any time is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the Option or (ii) the number and kind of shares of stock or other securities which in accordance with Section 8 may be substituted for the shares authorized under sub-section (i) or into which such shares shall be adjusted.

5. Eligibility. Options shall be granted under the Plan only to Nonemployee Directors provided that any Nonemployee Director may waive his right to participate in the Plan.

6. Exercise of Options.

(a) Each Option granted pursuant to this Plan shall be exercisable in full commencing six months after the Date of Grant, except as otherwise determined by the Board.

(b) Each Option may be exercised in whole or in part by delivering to the Chief Financial Officer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares as set forth in Section 7 herein; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $2,000.

(c) No Option may be exercised, and no Option Shares may be sold, transferred or otherwise disposed of for a period of at least six months following the Date of Grant of the Option.

7. Payment for Option Shares. Upon exercise of any Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier’s check. For any single purchase by an Optionee of Option Shares at a total purchase price in excess of $2,000, the Company, in its sole discretion, upon request by the Optionee, may permit all or part of the purchase price for the Option Shares to be paid by (a) delivery to the Company for cancellation shares of the Common Stock previously owned by the Optionee (“Previously Owned Shares”) with a Fair Market Value as of the date of the payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash; (b) having shares withheld from the amount of shares to be received by the Optionee; or (c) complying with any other payment mechanism as the Company may approve from time to time. Notwithstanding the above, an Optionee shall be permitted to exercise his Option by delivering Previously Owned Shares only if he has held, and provides appropriate evidence of such, the Previously Owned Shares for more than six months prior to the date of exercise. This period (the “Holding Period”) may be extended by the Company acting in its sole discretion as is necessary, in the opinion of the Company, so that, under generally accepted accounting principles, no compensation shall be considered to have been or to be paid to the Optionee as a result of the exercise of the Option in this manner. At the time the Option is exercised, the Optionee shall provide an affidavit, and such other evidence and documents as the Company shall request, to establish the Optionee’s Holding Period. As indicated above, an Optionee may deliver shares of Common Stock as part of the purchase price only if the Company, in its sole discretion agrees, on a case by case basis, to permit this form of payment.

8. Change in Stock, Adjustments, Etc.

(a) In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise) then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option hereunder, the number and kind of shares of stock or other securities into which each outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting shareholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

(b) In the event of any such changes or exchanges, (i) the number, or kind, or exercise price of the Option Shares or other securities that are then subject to an Option or Options granted pursuant to the Plan shall be deemed automatically adjusted in order to prevent dilution or enlargement of rights and (ii) such adjustments shall be effective and binding for all purposes or the Plan.

9. Nontransferability of Option. Except as herein provided, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Code or the Employee Retirement Income Security Act or rules promulgated thereunder; and no Option shall be subject to execution, attachment or similar process. Except as may be permitted by the preceding sentence, an Option shall be exercisable during the Optionee’s lifetime only by him or by his guardian or legal representative. Any attempt to transfer an Option except as otherwise herein provided shall void the Option. Notwithstanding anything herein to the contrary, an Option may be transferred to an immediate family member or a family trust if such transfer is then permitted by the rules adopted under Section 16(b) of the Securities Exchange Act of 1934, as amended.

10. Rights as a Shareholder. No person shall have any rights as a shareholder with respect to any shares covered by an Option until that person becomes the holder of record of such shares and, except as provided in Section 8, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

11. Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended (“Securities Act”), any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirement of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option Agreement and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue “stop transfer” instructions to its transfer agent and registrar in good faith without liability.

12. Disposition of Shares. To the extent reasonably requested by the Company, each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his/her own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act or any other applicable federal or state securities laws; (c) that he/she will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he/she is subject to the reporting requirements under Section 16(a) of the Exchange Act (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) he will timely file all reports required under the federal securities laws.

13. Effective Date of Plan; Termination Date of Plan. The Plan shall be effective on the date the Plan has been approved by the Board and the shareholders of the Company. The Plan was adopted, subject to shareholder approval, by the Board as of September 12, 2011. The Plan shall terminate on September 12, 2021, except as to Options previously granted and outstanding under the Plan at that time. No Options shall be granted after the date on which the Plan terminates. In no event may the Option period exceed ten years from the date on which the Option is granted. The Plan may be abandoned or terminated at any earlier time by the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Colorado, except with respect to any Options then outstanding under the Plan.

14. Withholding Taxes. The Option Agreement shall provide that the Company may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but riot limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares upon the exercise of any Option.

15. Change of Control.

(a) Notwithstanding any other provision of the Plan to the contrary, and unless and Option Agreement provides otherwise (or as may otherwise be required under Code Section 409A), in the event of a Change of Control, all Options outstanding as of the date of such Change of Control shall become fully vested and exercisable, whether or not then otherwise vested and exercisable.

(b) Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Company, the Board may, in its sole and absolute discretion, determine that any or all Options granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Company or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of Options granted under the Plan or the grant of substitute options (in either case, with substantially similar terms or equivalent economic benefits as Options granted under the Plan), as in the opinion of the Board is equitable or appropriate to protect the rights and interests of participants under the Plan.

16. Restrictions. The Company may impose such restrictions on Options, shares and any other benefits underlying Options hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities.

17. Other Provisions. The following provisions are also in effect under the Plan:

(a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

(b) Any expenses of administering the plan shall be borne by the Company.

(c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the shareholders of the Company shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

(d) The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its shareholders under the Plan. All other questions and obligations under the Plan shall be construed and enforced in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

(e) Notwithstanding anything to the contrary contained in this Plan, this Plan is intended to comply with the California Corporate Securities Law of 1968 and the rules and regulations promulgated thereunder.

(f) If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(g) Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

(h) The Plan shall be binding upon the Company, its successors and assigns, and Optionees, their executors, administrators and permitted transferees and beneficiaries.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000116074_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR ALL the following nominees: 1. Election of Directors Nominees 01 Michael J. Berthelot 02 William L. Healey 03 David Holder 04 George J. Isaac 05 Mark P. Murphy PRO-DEX, INC. 2361 MCGAW AVENUE IRVIN,CA 92614 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 To approve the Amended and Restated 2004 Stock Option Plan. 3 To approve the Amended and Restated 2004 Directors’ Stock Option Plan. 4 To ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2012. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000116074_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document, Shareholder Letter is/ are available at www.proxyvote.com . PRO-DEX, INC. Annual Meeting of Shareholders December 5, 2011 8:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Harold A. Hurwitz as attorney and proxy, with full power of substitution, to represent and vote, as designated below, all shares of Common Stock of Pro-Dex, Inc. held of record by the undersigned on October 10, 2011, at the Annual Meeting of Shareholders to be held at the Pro-Dex company Headquarters, 2361 McGaw Avenue, Irvine, California 92614 on December 5, 2011, at 8:00 a.m., local time, and at any and all adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” all Proposals. Continued and to be signed on reverse side